SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): May 9, 2001

                                ALLIS-CHALMERS CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        Delaware                        1-2199                33-0126090
----------------------------  -------------------------    ---------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)



                  4180 Cherokee Drive, Brookfield, Wisconsin 53045
                  --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (262) 781-7155

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 1.        CHANGE IN CONTROL

         On May 9, 2001, we completed a transaction pursuant to which our wholly-owned subsidiary, Allis-Chalmers Acquisition Corp., merged with and into OilQuip Rentals, Inc., a Delaware Corporation ("OilQuip") in accordance with an Agreement and Plan of Merger dated as of May 9, 2001, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference. Pursuant to the Merger Agreement, we agreed to issue 10,000,000 shares (the "Merger Shares") of our common stock to the former shareholders of OilQuip. 400,000 shares were issued on the effective date of the Merger, and we agreed to issue an additional 9,600,000 shares on the date we amend our certificate of incorporation to authorize the issuance of such shares. When issued, the Merger Shares will constitute approximately 86% of our outstanding common stock. Shareholders owning approximately 70% of our outstanding common stock have granted proxies in favor of the amendment to our certificate of incorporation to authorize the issuance of the Merger Shares.

         OilQuip is engaged in the gas exploration equipment rental business.

       Our press release announcing completion of the acquisition is included herein as Exhibit 99.3.

         Upon issuance of all Merger Shares, the largest shareholder of OilQuip, Munawar H. Hidayatallah, who has been appointed as our President, Chief Executive Officer and Chairman of the Board, will own approximately 38% of our outstanding common stock. Upon issuance of all Merger Shares, Colebrooke Investments Limited will own approximately 29% of our outstanding common stock. Colebrooke Investments Limited is a Guernsey company.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

       See Item 1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        The financial information required by this item will be filed by amendment within 60 days of May 21,2001.

(b)     Pro forma financial information.

        The financial information required by this item will be filed by amendment within 60 days of May 21, 2001.

(c)     Exhibits.


          2.1 Agreement and Plan of Merger by and among Allis-Chalmers Corporation, Allis-Chalmers Acquisition Corp., and OilQuip
Rentals, Inc. dated as of May 9, 2001.

         99.1 Letter Agreement between Allis-Chalmers Corporation and the Pension Benefit Guaranty Corporation dated as of May 9, 2001.

         99.2 Termination Agreement by and among Allis-Chalmers Corporation, the Pension Benefit Guaranty Corporation and others dated as of May 9, 2001.

         99.3 Press Release, dated May 10, 2001, of Allis-Chalmers Corporation.


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SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLIS-CHALMERS CORPORATION,
                                        a Delaware corporation


May 14, 2001                       By:    /s/ Munawar H. Hidayatallah
                                          -----------------------------------
                                          Munawar H. Hidayatallah
                                          Chief Executive Officer



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EXHIBIT INDEX

         No.     Description
         ----    ----------------------------------------------------------

         2.1 Agreement and Plan of Merger by and among Allis-Chalmers Corporation, Allis-Chalmers Acquisition Corp., and OilQuip Rentals, Inc. dated as of May 9, 2001.

         99.1 Letter Agreement between Allis-Chalmers Corporation and the Pension Benefit Guaranty Corporation dated as of May 9, 2001.

         99.2 Termination Agreement by and among Allis-Chalmers Corporation, the Pension Benefit Guaranty Corporation and others dated as of May 9, 2001.

         99.3    Press Release, dated May 10, 2001, of Allis-Chalmers
                 Corporation.





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